SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 20, 1998
                Date of Report (Date of earliest event reported)




                              GULFWEST OIL COMPANY
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

             33-13760-LA                               87-0444770

         (Commission File Number)                    (IRS Employer
                                                  Identification Number)


              16800 Dallas Parkway, Suite 250, Dallas, Texas 75248
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 250-4440


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ITEM 2.           ACQUISITION OF ASSETS

     On March 20, 1998, GulfWest Oil Company and its wholly owned subsidiaries, WestCo Oil Company, GulfWest Texas Company and GulfWest Permian Company (collectively, the "Company"), completed a series of transactions to acquire working interests in additional oil properties and refinance oil properties previously purchased by the Company.

     The Company purchased substantially all of the working interests in twenty-seven (27) oil wells (the "Acquired Properties") from Pharaoh Oil & Gas, Inc. and Gary O. Bolen, Individually and d/b/a Badger Oil Company (collectively, "Pharaoh"), pursuant to a Purchase and Sale Agreement dated March 1, 1997. The twenty-seven wells are located on approximately 640 acres in Pecos County, Texas and have estimated net proved reserves totaling 610,000 barrels of oil.

     The purchase price of the Acquired Properties was $2,976,000.00. The Company obtained a loan from Chase Bank of Texas, N.A. for $10,237,215.00 which included $7,632,000.00 for refinancing oil properties previously purchased by the Company in October and December 1996 and $2,605,000.00 for payment toward the purchase of the Acquired Properties. The bank note bears interest at the prime rate for the first six months and the prime rate plus one-half percent per annum for the subsequent six months, with principal due on March 20, 1999. Terms of the purchase include $300,000.00 cash, $170,000.00 in workover costs on the properties (subject to certain adjustments) and the balance of $162,675,000.00 financed by Pharaoh in the form of a note payable with interest at 8% due September 20, 1998.

     The Company has also entered into a purchase and sale agreement with Pharaoh for certain other oil properties (the "Remaining Properties") for a purchase price of $1,450,00.00, to be financed by increasing the aforementioned bank note and seller note $1,000,000.00 and $450,000.00, respectively. The purchase of the Remaining Properties is subject to various conditions such as title curative matters, with closing scheduled no later than May 7, 1998.

     Management of the Company negotiated the purchase price based upon an independent third party engineering report on the properties.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                    It is impracticable to provide the required financial statements at this time. Such statements will be filed under cover of Form 8 no later than June 2, 1998.

         (b)      Pro Forma Financial Information

                    Pro forma information will also be filed under cover of Form 8 no later than June 2, 1998.


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         c)       Exhibits

                    2.1 Purchase and Sale Agreement between Pharaoh, as Seller, and WestCo Oil Company, or its assigns, as Purchaser, dated March 1, 1997.

                    2.2  Assignment  of  Purchase  and  Sale  Agreement  by  and
                         between   WestCo  Oil  Company  and  GulfWest   Permian
                         Company, dated March 20, 1998.

                    2.3 Form of Assignment and Bill of Sale by and between Pharaoh as Assignor and GulfWest Permian Company as Assignee, executed March 20, 1998.

                    2.4 Term Renewal Note in the amount of $10,237,215.00 payable to the order of Chase Bank of Texas, N.A. and executed by GulfWest Permian Company and GulfWest Texas Company, dated March 20, 1998.

                    2.5 Term note in the amount of $612,675.00 payable to the order of Pharaoh Oil and Gas, Inc. and executed by GulfWest Permian Company, dated March 20, 1998.

                    2.6 Security Agreement-Pledge of GulfWest Permian stock to Chase Bank of Texas, N.A. by GulfWest Oil Company, dated March 20, 1998.

                    2.7 Limited Guaranty Agreement by and between GulfWest Oil Company and Chase Bank of Texas, N.A., executed March 20, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULFWEST OIL COMPANY



Date:   April 3, 1998                    By: /s/Jim C. Bigham
                                             Jim C. Bigham
                                             Executive Vice President\Secretary

     EXHIBIT 2.1 PURCHASE AND SALE AGREEMENT March 1, l997 THIS PURCHASE AND SALE Agreement ("Agreement") is entered into effective as of the 1st day of March, l997, between PHARAOH OIL & GAS, INC., a Texas corporation, with offices at 1801 West Texas Avenue, Midland, Texas 79701, and GARY O. BOLEN, Individually and d/b/a BADGER OIL COMPANY, with offices at 1801 West Texas Avenue, Midland, Texas 79701, herein collectively referred to as "SELLER" and WESTCO OIL COMPANY, a Texas corporation, with offices at 16800 Dallas Parkway, Suite 250, Dallas, Texas 75248, or its assigns, herein referred to as "PURCHASER", with SELLER and PURCHASER being sometimes collectively referred to hereafter as the "PARTIES" or individually as a "PARTY".

                                    RECITALS:

     A. SELLER owns the Properties known as the HOLLINGSWORTH PROPERTY and the OSR PROPERTY as described and defined in Exhibit "A", attached hereto and hereinafter referred to, whether collectively or severally, as the "Properties", or individually as the "Property".

     B. The PARTIES hereto have agreed that subject to the exclusions and conditions set forth herein and in the Assignment, and upon approval by the Board of Directors of the PARTIES, SELLER shall sell and convey, and PURCHASER shall purchase and accept, all of SELLER's right, title and interest in and to the Properties.

                                   WITNESSETH:

     IN CONSIDERATION OF the covenants, obligations, and Agreements of the PARTIES set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES, for themselves and their respective heirs, successors and assigns, covenant, and agree as follows:

                                    ARTICLE I

                         SALE AND PURCHASE OF INTERESTS

     Section 1.01. Agreement to Sell; Purchase Price. Subject to the terms and conditions of this Agreement, SELLER shall sell and convey, and PURCHASER shall purchase and accept all of SELLER's interests in and to the oil, gas and mineral leases, wells, and equipment related to as set out and described in Exhibit "A" for the total Purchase Price of FOUR MILLION SEVEN HUNDRED SEVENTY-FOUR THOUSAND DOLLARS ($4,774,000.00) subject to the terms and conditions as follows (hereinafter referred to, whether collectively or severally, as the "Purchase Price"):

     (1) For the Property known as the HOLLINGSWORTH PROPERTY, the Purchase Price shall be TWO MILLION TWO HUNDRED FORTY-SIX THOUSAND DOLLARS ($2,246,000.00), and a Net Profits Interest in the amount of ONE MILLION DOLLARS ($1,000,000.00) as set forth and described hereinbelow.

     This sum shall be reduced by that portion of the principal payments made by SELLER as of the effective date hereof until Closing applicable to the Property's proportionate share of that certain indebtedness with the Texas Commerce Bank of Midland, Texas, more fully described in Exhibit "E" and herein referred to as the "Prior Indebtedness" (the "Principal Payment").

     This Purchase Price is contingent upon gross actual production from the Property averaged for the thirty (30) day calendar period prior to 7:00 A.M. local time on the Effective Date of Closing being no less than l65 barrels of oil per day (the "Production Quota").

     In an effort to obtain this Production Quota, SELLER agrees to provide and make available its personnel and equipment and to put forth its best effort toward the enhancement of the Property as of this date until Closing and PURCHASER agrees to pay third-party costs incurred for the enhancement in an amount mutually acceptable to the PARTIES not to exceed SIXTY THOUSAND DOLLARS ($60,000.00) (the "Enhancement Cost").

     SELLER shall reserve for itself, its heirs, successors and assigns a Net Profits Interest in and to the HOLLINGSWORTH PROPERTY equal to ONE MILLION DOLLARS ($1,000,000.00), provided PURCHASER shall reserve the right to refinance or further burden the Property prior to satisfying the balance of this Net Profits Interest without requiring SELLER'S consent or approval, and not affecting, altering, or accelerating the satisfaction thereof, said interest being further defined in Section 1.03(1) hereafter (the "Net Profits Interest"). At the expiration of the first year only from the Effective Date of Closing, SELLER shall be allowed to increase the outstanding balance of this Net Profits Interest by seven percent (7%).

     (2) For the Property known as the OSR PROPERTY, the Purchase Price shall be ONE MILLION FIVE HUNDRED TWENTY-EIGHT THOUSAND DOLLARS ($l,528,000.00).

     This Purchase Price is contingent upon gross actual production from the Property averaged for the thirty (30) day calendar period prior to 7:00 A.M. local time on the Effective Date of Closing being no less than l50 barrels of oil per day. In an effort to obtain this production SELLER agrees to provide and made available its personnel and equipment and to put forth its best effort toward the enhancement of the Property.

     It is agreed that the PARTIES, in accordance with the terms and conditions of this Agreement, shall close on the Properties collectively or severally and Closing on only one of the Properties does not affect or necessitate the Closing of the remaining Property.

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     The Purchase  Price shall be payable by PURCHASER in the manner and subject to the conditions described in Section l.03. All references herein to "$" or "dollars" shall be United States currency.

     The PARTIES further agree to put forth their best effort to obtain refinancing of the aforementioned Prior Indebtedness with the Texas Commerce Bank of Midland, Texas, the terms and conditions of which must be acceptable to the PARTIES. SELLER shall assist with any and all title curative necessary to effectuate this refinancing.

     Section 1.02. Performance Deposit. As evidence of good faith, PURCHASER agrees to deposit with SELLER a cash performance deposit of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) (the "Performance Deposit") payable on or before the 5th day of April, 1997. The Performance Deposit is non-refundable except as specifically provided for herein, and, if refunded, shall be without interest.

     In the event PURCHASER fails, refuses, or is unable for any reason to close the sale in accordance with the terms and conditions of this Agreement, or a material breach of this Agreement by SELLER causes the sale not to close, or the PURCHASER is otherwise expressly excused from performance under the terms and conditions herein, the amount of the Performance Deposit shall be, at the option of PURCHASER, refunded or applied to the unpaid principal balance of PURCHASER's promissory note to SELLER dated the 5th day of December, 1996 in the principal amount of $1,604,000.00, due and payable on or before March 31, 1997 as extended (the "Second Phase II Note") which represents a portion of the balance of the Purchase Price for the Phase II Properties assigned to PURCHASER on December 5, l996. If Closing occurs, in whole or in part, the amount of the Performance Deposit shall be applied to the Purchase Price without credit for interest.

     Section 1.03. Payment of Purchase Price. Subject to the terms and conditions of this Agreement, at the Closing for the Properties, PURCHASER shall pay to SELLER the Purchase Price for the Properties as follows:

     (1) When Closing occurs on the HOLLINGSWORTH PROPERTY, PURCHASER shall pay the sum of TWO MILLION TWO HUNDRED FORTY-SIX THOUSAND DOLLARS ($2,246,000.00), less the balance of the Performance Deposit as provided for in Section 1.02 hereinabove, and further adjusted by a) the Principal Payment, b) the Production Quota, and c) the balance of the Enhancement Cost as provided for in Section
1.01 hereinabove.

     The reserved Net Profits Interest in the amount of ONE MILLION DOLLARS ($1,000,000.00), as set forth and described in Section 1.01(1), shall be paid out of proceeds equal to the difference of the revenue realized from the sale of oil and all costs and burdens to include but not limited to any and all lease operating costs, capital improvements and expenditures, cost of capital, and interest, depreciation and depletion expenses, applicable to the leasehold interest to be conveyed hereby attributable to the total lease sales in excess of 165 barrels of oil per day.

     (2) When Closing occurs on the OSR PROPERTY, PURCHASER shall pay the sum of ONE MILLION FIVE HUNDRED TWENTY-EIGHT THOUSAND DOLLARS ($l,528,000.00), less the balance of the Performance Deposit as provided for in Section 1.02 hereinabove.

     Said payments, whether collectively or severally, shall be funded by and contingent upon the refinancing of the Prior Indebtedness and the terms and conditions thereof obtained by the PARTIES.

     Section 1.04. Conveyance and Reservation of Title. The Properties shall be assigned and conveyed by SELLER to PURCHASER on the Closing Date by delivery of the Assignment in the form of Exhibit B attached hereto (the "Assignment"), incorporated herein by this reference, which assignment shall be dated effective as of the first day of the month in which Closing occurs (the "Effective Date") and shall be subject to the Net Profits Interest reserved by SELLER on the HOLLINGSWORTH PROPERTY.

     Section 1.05. Ownership of Properties. SELLER shall be entitled to all of the respective rights of ownership of the Properties (and shall be subject to the duties and liabilities of such ownership) attributable to the Properties and attributable to periods of time prior to the Effective Date. PURCHASER shall be entitled to all of the rights of ownership of the Properties (and shall be subject to the duties and liabilities of such ownership) attributable to the Properties and attributable to periods of time from and after the Effective Date, including oil in the tanks at 7:00 A.M. local time on the Effective Date.

                                   ARTICLE II

                                  TITLE MATTERS

     Section 2.01. Assignment of Properties. the Assignment shall be made and evidenced by delivery to PURCHASER of duly executed and acknowledged counterpart Assignments. Except as provided for herein, the title to the interest in and to the oil and gas leases and the wells thereon described on the Exhibit "A" is to be conveyed by SELLER, its heirs, successors and assigns with warranty of title and special warranty covenants, and indemnities expressly agreed to as set forth herein, unto PURCHASER, its successors and assigns, against all persons whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under it, but not otherwise.

     The Working Interest to be conveyed shall not be greater than nor the Net Revenue Interest to be conveyed less than as described in Exhibit "A" attached hereto. If differences exist, PURCHASER shall have the option to either (i) terminate the acquisition prior to Closing; (ii) adjust the Purchase Price proportionally based upon Total Barrels of Proved Reserves set out in Exhibit "F" attached hereto applicable to the Net Revenue Interest to be conveyed on or after Closing; (iii) reduce the Purchase Price by the amount spent by PURCHASER in acquiring the additional interest from a third party to meet the Net Revenue Interest to be conveyed hereunder on or after Closing; and (iv) at the request of PURCHASER on or after Closing, SELLER shall convey to PURCHASER all or a portion of its Overriding Royalty Interests in and to the Properties, not included in the Net Revenue Interest reflected in Exhibit "A", to meet said Net Revenue Interests to be conveyed herein.

     Section 2.02. Assignment of Personal Property. The sale of the Personal Property (as such term is defined in the Assignment) is made on an "AS IS, WHERE IS" basis without any warranty, except to the special warranties, covenants, and representations expressly agreed to by SELLER and PURCHASER herein, and SELLER makes no warranties or representations, express or implied, with respect to (i) origin, quantity, quality, condition, merchantability, fitness for any particular purpose, safety of equipment, and (ii) the quantity, value or existence of reserves of oil, gas or other minerals producible or recoverable from the lands, or conditions on the lands and related fixtures and improvements.


Section 2.03.    Indemnity.

          (a) Definitions. For purposes of this Agreement, the following terms shall have the meanings set out below:

               (i) "Claims" means any and all claims, costs, and expenses of any nature whatever, including without limitation on the generality of the foregoing, any and all pending, asserted, threatened, and/or final claims, demands, suits or actions (including without limitation any and all state, federal, and/or municipal arbitral, administrative damage, injunctive, declaratory judgment, and/or other suits, hearings, and/or actions, and any appeals therefrom, and any rehearings, trials de nova, and/or new trials in whole or in part thereof), judgments, orders, rulings, decrees, awards, costs, expenses, attorneys' fees, court costs, costs and fees of witnesses of any type, costs of investigation, settlements, causes of action, costs of discovery and depositions, costs of any bonds (to the extent required under applicable rules and law governing the filing and/or appeal of any suit or action, or to the extent necessary to release a lien or garnishment on, or sequestration or, any Property), and any civil and/or criminal penalties or assessments.

               (ii) "Covered Events" means any and all Claims which arise out of or in connection with, or are occasioned by, directly or indirectly,
          (a) the use, ownership, operation, maintenance, repair, handling, resale, occupancy, disposal, and/or abandonment of any of the Properties assigned and/or sold under this Agreement, (b) any injuries to persons or damages to or loss of Property in connection with the use, ownership, operation, maintenance, repair, handling, resale, occupancy, disposal, and/or abandonment of any of the Properties assigned and/or sold under this Agreement, (c) the violation or non-compliance with any applicable laws, rules, orders, and/or regulations (including without limitation, those relating to the environment) relating to the use, ownership, operation, maintenance, repair, handling, resale, occupancy, disposal, and/or abandonment of any of the Properties assigned and/or sold hereunder, and/or

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          (d) the  breach by any  PARTY of the  covenants,  obligations,  and/or warranties of such PARTY under this Agreement or the documents and instruments required to be delivered upon the Closing(s), or under the Leases, unit agreements, operating agreements, permits, easement, rights of way, licenses, surface leases, gas contracts, processing agreements, and other contracts and agreements to which all or any part of the Properties may be subject or to which such PARTY may be bound.

          (b) Indemnity by PURCHASER. PURCHASER covenants and agrees to, and shall, indemnify, defend, and hold SELLER (and its successors, assigns, attorneys, representatives, agents, officers, and employees) harmless from and against any and all Covered Events arising after the Closing Date. For purposes of the preceding sentence, a Covered Event "arises" on the date when the first fact, condition, conduct, act, or omission constituting the basis for such covered Event occurred or took place, rather than on the date on which a Claim respecting such Covered Event was asserted or became payable.

     Section 2.04. Indemnity by SELLER. SELLER covenants and agrees to, and shall, indemnify, defend, and hold PURCHASER (and its successors, assigns, attorneys, representatives, agents, officers, and employees) harmless from and against any and all Covered Events arising before the Closing Date. For purposes of the preceding sentence, a Covered Event "arises" on the date when the first fact, condition, conduct, act, or omission constituting the basis for such Covered Event occurred or took place, rather than upon the date on which a Claim respecting such Covered Event was asserted or became payable.

     Section 2.05. Liens and Encumbrances. As of the date hereof and the Closing Date, SELLER represents that the Properties are free and clear of all liens, encumbrances, and defects, except those liens, encumbrances and defects described on Exhibit E ("Permitted Encumbrances") and to which PURCHASER agrees.

     Section 2.06. Preferential Rights. Without hereby limiting the conditions in this Agreement or other provisions hereof, SELLER shall obtain and deliver to PURCHASER 15 days before the Closing Date, waivers of all preferential rights to purchase all or any part of the Properties and any consent of third parties necessary to complete the contemplated transfer of the Properties.

     Section 2.07. Title Defects. As a condition to PURCHASER's obligations to purchase under this Agreement, title to the Properties shall as of the Closing Date be good and marketable, and free and clear of any and all title defects, mortgages, liens, security interests, encumbrances, encroachments, claims or requirements prior to the Closing Date ("title defects"). If a title defect cannot be cured, within 30 days, to the satisfaction of the PURCHASER, the Performance Deposit will be returned to the PURCHASER, or applied to the aforementioned Second Phase II Note.

                                   ARTICLE III

                         ACCESS TO DATA AND INFORMATION

     Section 3.01. Access of PURCHASER. As a public company, PURCHASER has a reporting requirement to the Securities and Exchange Commission ("SEC") based upon the accounting data for the Properties for the three (3) calendar years prior to the purchase. Upon the request of PURCHASER, SELLER shall provide PURCHASER this required information on or after the Closing. SELLER shall continue to provide PURCHASER full access to SELLER's books, records, files, and other pertinent data relating to the Properties, including the aforementioned accounting data, and shall make available to PURCHASER all documents, data, and information whatsoever relating to the Properties, including, without limitation, all books, records, files, reports, studies, logs, summaries, and other data and information in the possession of SELLER. To the extent SELLER does not have possession of any of the documents, instruments, data, or information needed by PURCHASER, SELLER shall extend best efforts to obtain same from any operator or other person(s) in possession thereof.

     Section 3.02. Third Party Reserve Report. The PURCHASER is required to have a third PARTY engineering and evaluation report prepared using SEC guidelines. It is necessary as a condition of Closing that this report reflects the proved reserves, Net Revenue Interest, and economic value as set forth in Exhibit "F", which report must be approved by PURCHASER in its sole and uncontrolled discretion. PURCHASER will be responsible for all cost as of this report. This report shall be obtained by PURCHASER prior to Closing. SELLER shall make every effort to assist PURCHASER in the compilation of data used for this report.


                                   ARTICLE IV

              REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS


     Section 4.01. Representations, Warranties and Additional Covenants of SELLER. SELLER represents, warrants, and covenants to and for the benefit of PURCHASER that:

     (a) This Agreement has been duly executed and delivered on its behalf and constitutes the binding and legal obligation of SELLER, and at the Closing Date all documents and instruments required hereunder to be executed and delivered by it shall have been duly executed and delivered and shall constitute the binding legal obligation of SELLER.

     (b) No suit, action, other proceeding, or claim is, or at and as of the Closing Date shall be, pending, asserted, anticipated, or threatened before any court, arbitrator, or governmental agency seeking to restrain or prohibit or declare illegal, or seeking damages in connection with or related in any manner to, the Properties.

     (c) It has, and will have on and as of the Closing Date, a good and legal right to sell and convey the Properties to PURCHASER and SELLER is in good standing with all government agencies.

     (d) All due and payable taxes and assessments (including applicable penalties and interest based upon or measured by the ownership of Property or the production of hydrocarbons or the receipt of proceeds therefrom on the Properties) have been, and will have been on and as of the Closing Date, paid in full.

     (e) It is not, and at Closing shall not be, obligated to deliver hydrocarbons at some future time without then or thereafter receiving full payment therefore. No person or entity shall have any call upon, option to Purchase or similar rights with respect to any portion of the production from the Properties.

     (f) From the date hereof until the Closing Date, it will not enter into any new agreements or commitments with respect to the Properties, will not incur any obligations or liabilities other than for normal operating expenses with respect to the Properties, will not abandon, or consent to abandonment of, any producing or shut-in well located on the Properties nor release or abandon all or any portion of any of the Properties, will not modify or terminate any of the agreements, licenses, leases, or permits relating to the Properties, and will not encumber, sell or otherwise dispose of the Properties other than personal property which is replaced by equivalent property or consumed in the ordinary course of operation of the Properties.

     (g) To the best of its knowledge, all valid laws, regulations and orders of all governmental entities or persons having jurisdiction over the Properties have been or will have been complied with prior to Closing to the satisfaction of PURCHASER.

     (h) To the best of its knowledge and belief it has made available to PURCHASER for inspection and copying copies of all contracts and agreements in its possession affecting or pertaining to the Properties.

     (i) Since the date hereof until Closing, SELLER has caused all debts and liabilities of any character incurred in the operation, maintenance, and development of the Properties prior to the Closing Date for such Properties and attributable to the interest of SELLER to be paid. SELLER has caused all rentals, royalties, and other payments payable under the leases, surface leases, and other contracts and agreements forming a part of the Properties to be properly and timely paid.

     Section  4.02.  PURCHASER's   Representations  and  Warranties.   PURCHASER
represents to and for the benefit of SELLER that:

     (a) The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of PURCHASER.

     (b) This Agreement has been duly executed and delivered on behalf of PURCHASER, and at the Closing all documents and instruments required hereunder to be executed and delivered by PURCHASER shall have been duly executed and delivered.

     Section 4.03. Confidentiality. Until the earlier of the termination of this Agreement according to its terms or the Closing Date, PURCHASER shall maintain confidentiality regarding this Agreement and shall not disclose, other than to its employees, directors, shareholders, affiliates, attorneys, agents, consultants, financial institutions, financial partners, or participants and as required by court order, applicable law or regulations, information regarding the foregoing except with the prior written consent of SELLER, which consent shall not be unreasonably withheld in the event the SELLER and PURCHASER consummate the transaction contemplated herein, the obligations of PURCHASER regarding information contained in this Section shall terminate at the Closing.

     After the Closing Date, SELLER shall maintain confidentiality regarding this Agreement and shall not disclose, other than to its employees, directors, shareholders, affiliates, attorneys, agents, consultants, financial institutions, and as required by court order, applicable law or regulations, or for purposes of the preparation of SELLER's tax returns, information regarding the foregoing except for announcements of the fact of sale and the PURCHASER thereof (but not specific details on the terms of such sale), or except with the prior written consent of PURCHASER, which consent shall not be unreasonably withheld.

     Section 4.04. Warranties and Representations at Closing. Except or otherwise provided for in Section 8.06, SELLER and PURCHASER represent and warrant for a period from the Closing through the expiration of eighteen (18) calendar months thereafter, that the representations and warranties of the PARTIES contained in Sections 4.01 and 4.02 were true at and as of the Closing.

                                    ARTICLE V

                       CONDITIONS PRECEDENT TO THE CLOSING

     Section 5.01. Conditions Precedent to SELLER's Obligation to Close. SELLER shall be obligated to consummate the sale of the Properties as contemplated hereby at the Closing provided the following conditions precedent shall have been satisfied, or if not satisfied, shall have been waived in writing by
SELLER:

     (a) All representations and warranties of PURCHASER contained in this Agreement shall be true and correct in all material respects as of the Closing.

     (b) PURCHASER in all material respects shall have complied with this Agreement on or prior to the Closing.

     Section 5.02. Conditions Precedent to PURCHASER's Obligation to Close. PURCHASER shall be obligated to consummate the purchase of the Properties as contemplated by this Agreement at the Closing, provided that the following conditions precedent shall have been satisfied, or, if not satisfied, shall have been waived in writing by PURCHASER:

     (a) All representations and warranties of SELLER contained in this Agreement shall be true and correct in all material respects at and as of the Closing.

     (b) SELLER in all material respects shall have complied with this Agreement on or prior to the Closing.

     (c) The conveyance of the Properties from SELLER to PURCHASER will not violate any laws or Agreements applicable to or affecting the Properties; and PURCHASER, upon consummation of the purchase of the Properties will succeed to the interest of SELLER in and to the Properties.

     (d) Since the date hereof there shall have been no material and adverse change in the condition or value of the Properties.

     (e) PURCHASER shall have received sufficient information from SELLER to permit PURCHASER, in the opinion of its auditors and legal counsel, to comply with all reporting and disclosure rules of the SEC and each state.

     (f) PURCHASER's obligations to close under this Agreement shall be contingent upon the PARTIES obtaining refinancing satisfactory to them in their sole and uncontrolled discretion.

     (g) PURCHASER has approved the Permitted Encumbrances and the economic value of the oil and gas minerals being conveyed herein.

     (h) SELLER has obtained and evidenced same to PURCHASER, a release price and terms and conditions of the release from any secured party secured by the oil and gas interests being conveyed herein which shall be satisfactory in its sole and uncontrolled discretion to PURCHASER.

          (i)  PURCHASER  shall  have  obtained   approval  from  its  Board  of
               Directors or any other authority necessary to consummate this Agreement.

                                   ARTICLE VI

                                     CLOSING

     Section 6.01. Closing. The consummation of the purchase and sale of the Properties (the "Closing") shall occur on or before the first day of the calendar month following the completion of satisfactory financing, but shall be no later than July l, l997, or may be extended by PURCHASER for fifteen (15) business days following the satisfaction of all conditions hereto, unless extended as provided in other provisions hereof, (the "Closing Date"), at the offices of PURCHASER, or at such other date or place as may be agreed upon by the PARTIES. At the Closing, the following shall occur:

     (a) SELLER shall execute, acknowledge, and deliver to PURCHASER three (3) counterpart original Assignments in proper and recordable form.

     (b)  Subject  to  Section  1.02,   PURCHASER  shall  pay  and  deliver,  in
          immediately available funds, the Purchase Price for the Properties as set forth in Section 1.03.

     (c) SELLER shall deliver to PURCHASER the originals of all consents to assignment, waivers of preferential rights of purchase, and such other consents and waivers as may be required under any Leases, surface leases, easements, unit agreements, operating agreements, or other contracts or agreements affecting all or any part of the Properties or constituting all or any part of the Properties.

     (d) SELLER shall deliver to PURCHASER evidence satisfactory to PURCHASER's attorneys that all title defects identified by PURCHASER, its attorneys, SELLER, its attorneys or other persons, have been cured, or provision for their cure satisfactory to PURCHASER has been made.

     (e) SELLER shall deliver to PURCHASER the originals of all lease and well files (including Leases) surface leases, documents, agreements, instruments, contracts, unit agreements, data, and information respecting the Properties and/or constituting a part of the Properties which are required to be made available to PURCHASER under other provisions of this Agreement.

     (f) Each SELLER and PURCHASER shall deliver to the other duly executed, acknowledged, sworn, and/or certified originals of the following:

          (i) Consents and resolutions of their respective Boards of Directors, dated as of the Closing Date, authorizing each PARTY's officers to enter into and consummate this Agreement.

          (ii) A certificate from the corporate secretary of each PARTY dated as of the Closing Date certifying the authority and signatures of the officers empowered to execute this Agreement and related documents and instruments, and certifying that the articles of incorporation and by-laws attached to such certificates are true and correct and that there exist no amendments thereto except as attached, and certifying this Agreement and related documents and instruments to constitute the binding and legal obligation of such PARTY.

          (iii)A copy of the articles of incorporation or organization and amendments thereto of each PARTY certified by the Secretary of State of the State in which each PARTY is incorporated, on or after the Closing Date.

          (iv) Certificates of existence and good standing from the Secretary of State of each State in which each PARTY is incorporated, on or after the Closing Date.

     (g) At the Closing, and thereafter as may be necessary, the PARTIES hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement. Simultaneously with the consummation of this transaction, SELLER shall put PURCHASER into full possession and enjoyment of the Properties.

     Section 6.02. Letters in Lieu. At the Closing, SELLER and PURCHASER shall each execute and deliver to the other documents necessary or appropriate to effect a change in ownership, including Letters in Lieu of Division orders in a form satisfactory to SELLER and PURCHASER which shall identify the Properties by the appropriate well, lease, tract, or property numbers used by the purchaser of production to identify the Properties, and will cause the same to be delivered to each purchaser of production from the Properties, instructing such purchaser to make all future payments directly to PURCHASER or its designated agent.

                                   ARTICLE VII

                                   TERMINATION

     Section 7.01. Certain Obligations Upon Termination. In the event the purchase and sale is not consummated and/or this Agreement is terminated in accordance with its terms prior to Closing, PURCHASER shall return all books, records, maps, files, papers, and other Property in PURCHASER's possession relating to the Properties belonging to SELLER.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.01. Further Assurances. From time to time, (whether at or after the Closing) and without further consideration, the PARTIES as appropriate, shall execute and deliver or cause to be delivered such further instruments of conveyance, security, assignment and transfer, including but not limited to, assignments, bills of sale, transfer and division orders, mortgages and financing statements and take such other action as may reasonably be requested in order to more effectively or completely convey and secure the Properties.

     Section 8.02. Notices. All communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered, or if mailed by certified mail, Postage Prepaid, addressed to SELLER and to PURCHASER at the addresses set forth above. Any PARTY may, by written notice so delivered to the others, change the address to which delivery shall thereafter be made.

     Section 8.03. Entire Agreement. This instrument states the entire Agreement among the PARTIES hereto with respect to the subject matter hereof and may be supplemented, altered, amended, modified or revoked by writing only, if signed by all of the PARTIES.

     Section 8.04. Headings. The title and headings that appear in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

     Section 8.05. Exhibits. Wherever a reference to an Exhibit appears in this Agreement, that Exhibit is incorporated by reference as if fully set out herein.

     Section 8.06. Survival. The covenants, indemnities, and obligations of the PARTIES shall survive the Closing and not be merged in, impaired, or abrogated by the consummation of such Closing or the delivery of any documents or instruments on such Closing.

     Section 8.07. No Third Party Beneficiaries. Nothing in this Agreement shall entitle any party other than PURCHASER and SELLER and their respective successors and assigns to any claim, cause of action, remedy or right of any kind.

     Section 8.08. Governing Law. The law of the State of Texas shall govern this Agreement and all transactions contemplated herein, including any choice of law rules which may require the application of the laws of another state.

     Section 8.09. Partial Invalidity. If one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, such invalidity shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     Section 8.10. Expense of this Agreement. Unless otherwise specified in this Agreement, each PARTY shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel, engineers, and accountants) and shall not be entitled to any reimbursement therefor from the other PARTIES hereto unless such costs and expenses result from a material breach of this Agreement by the other PARTY.

     Section 8.11. Signatures. The persons signing below, by their execution, represent and warrant that they have full and lawful authority to bind the respective entities on whose behalf they are signing.

     Section 8.12. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the PARTIES hereto and their respective successors and assigns.

     This Agreement when executed amends that certain Letter of Intent dated June 25, 1996, and all addendums thereof.

     EXECUTED as of the _____ day of April, 1997 but made effective as of the day and year first above mentioned.

                              SELLER
                              GARY O. BOLEN, Individually and d/b/a
                              BADGER OIL COMPANY

                              BY:_________________________________
                                 Gary S. Barker, Agent and Attorney in
                                 Fact by virtue of Power of Attorney

                              PHARAOH OIL & GAS, INC.

                              BY:____________________________
                                 Gary S. Barker, President


     EXECUTED as of the _____ day of April, 1997 but made effective as of the day and year first above mentioned.

                               PURCHASER
                               WESTCO OIL COMPANY

                               BY:____________________________
                                  Marshall A. Smith, III, President

                                   EXHIBIT "A"


                         PHARAOH (PHASE III) ACQUISITION



HOLLINGWORTH PROPERTY                                                           Working                  Net Revenue
PECOS COUNTY, TEXAS                                  RRC#                       Interest                  Interest

         Wentz (Clear Fork) Field
                  Hollingsworth                      12896                      1.00000000                0.79554100
                  Hollingsworth-A-                   10641                      1.00000000                0.85500000
                  Hollingsworth-D-                   10092                      1.00000000                0.75000000





OSR PROPERTY
STERLING COUNTY, TEXAS

         Parochial-Bade (Clear Fork) Field
                  Bade-A-                            04660                      1.00000000                0.69625000
                  Bade-B-                            09631                      1.00000000                0.69625000

         Parochial-Bade (Queen Sand) Field
                  Bade                               04664                      1.00000000                0.69625000
                  Bade-B-                            04665                      1.00000000                0.69625000


         Parochial-Bade (Queen Sand Lo.) Field
                  Bade                               04667                      1.00000000                0.69625000

                                                                   EXHIBIT 2.2



                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT


     THIS AGREEMENT is hereby entered into and made effective as of March 1, 1998, by and between WESTCO OIL COMPANY, as "WESTCO", and GULFWEST PERMIAN COMPANY, as "GWP".

     WHEREAS, WESTCO entered into that certain Purchase and Sale Agreement dated March 1, 1997, by and between Pharaoh Oil & Gas, Inc. And Gary O. Bolen,
Individually and d/b/a Badger Oil Company, as "Seller" and WestCo, or its assigns, as "Purchaser".

     WHEREAS, GWP desires to purchase the properties as set forth and described in said Purchase and Sale Agreement.

     NOW THEREFORE, the parties hereto do hereby agree as follows:

     WESTCO does hereby assign all of its right, title and interest in and to the aforementioned Purchase and Sale Agreement as amended unto GWP.

     EXECUTED this the 20th day of March, 1998, but made effective as of March 1, 1998.


                                    WESTCO OIL COMPANY


                                    By: \s\ Marshall A. Smith III
                                        Marshall A. Smith III       President



                                    GULFWEST PERMIAN COMPANY


                                    By:  \s\ Marshall A. Smith III
                                             Marshall A. Smith III  President

                                                                  EXHIBIT 2.3
                           ASSIGNMENT AND BILL OF SALE

              (Hollingsworth, Hollingsworth "A", Hollingsworth "D")


STATE OF TEXAS
                                           KNOW ALL MEN BY THESE PRESENTS
COUNTY OF PECOS


     This Assignment and Bill of Sale is entered into on the date acknowledged below, by and between Pharaoh Oil & Gas, Inc., ("Assignor"), whose address is 1801 West Texas, Midland, Texas 79701, and Gulfwest Permian Company, ("Assignee"), whose address is 16800 Dallas Parkway, Suite 250, Dallas, Texas 75248.

     For adequate consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, sell, assign and convey to Assignee all of Assignor's right, title and interest in the oil and gas leases described on Exhibit "A" attached hereto and made a part hereof, insofar as such oil and gas leases cover the lands and depths described on Exhibit "A", together with the wells, equipment, casing, tubing, surface equipment, buildings, tank batteries and all other personal property located on, or used or obtained in connection with said leases and lands (which oil and gas leases, as to such lands and depths, together with the personal property described herein are collectively referred to as the "Property").

     Assignor shall be responsible for all ad valorem taxes, real property taxes, personal property taxes, production severance taxes, and similar obligations levied against the Property prior to the effective date of this Assignment and Bill of Sale.

     Assignor expressly agrees to fully protect, defend, indemnify and hold harmless Assignee, its employees and agents, successors and assigns from and against each and every claim, demand, action, cause of action, or lawsuit, and any liability, cost, expense, damage, or loss, including court costs and attorney's fees, and including claims based upon theories of negligence, gross negligence or willful misconduct arising from or relating to, directly or indirectly, Assignor's operation or ownership of the Property before the Effective Date.

     Assignor and Assignee agree that the production in the tanks on the Property as of the effective date of this Assignment and Bill of Sale is hereby assigned and conveyed to Assignee.

     The personal property sold herein is being sold on an "AS IS, WHERE IS" basis and, ASSIGNOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO 1) ORIGIN, QUANTITY, QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, SAFETY OF EQUIPMENT, AND 2) THE QUANTITY, VALUE OR EXISTENCE OF RESERVES OF OIL, GAS OR OTHER MINERALS PRODUCIBLE OR RECOVERABLE FROM THE PROPERTY, OR CONDITION OF THE PROPERTY AND RELATED FIXTURES AND IMPROVEMENTS.

     Assignor hereby warrants title to the working interests and net revenue interests set forth on Exhibit "A" to Assignee, its successors and assigns against all persons whomsoever lawfully claiming same or any part thereof, by, through, or under Assignor, but not otherwise.


Assignment and Bill of Sale                                             Page 1

     It is the intent of Assignor herein to assign to Assignee all of Assignors's right, title and interest in and to the Property, of every kind and character, real, personal and mixed, vested or contingent, including, but not limited to, all overriding royalty interests acquired by Assignor in the Property, all production payments and all net profits interests acquired by Assignor in the Property, whether or not such interests are specifically described herein, as well as all of Assignor's interest in all contracts, agreements, pipelines, waterflood agreements, easements and rights-of-way that pertain to and/or apply to the Property.

     This Assignment shall be binding upon and inure to the benefits of Assignor, Assignee and their respective heirs, successors and assigns.

     This Assignment and Bill of Sale is dated this 20 day of March, 1998, but shall be effective as of 7:00 a.m. local time, March 1, 1998 (the "Effective Date").


ASSIGNOR                                 ASSIGNEE

PHARAOH OIL & GAS, INC.                  GULFWEST PERMIAN COMPANY



\s\ Gary O. Bolen                        \s\ Marshall A. Smith, III
By:      Gary O. Bolen                       By:     Marshall A. Smith, III
Title:   President CEO                       Title:  President
































Assignment and Bill of Sale                                             Page 2

                                 Acknowledgment



STATE OF TEXAS

COUNTY OF Dallas

     This instrument was acknowledged before me on the 20 day of March, 1998 by Gary O. Bolen, as President CEO of Pharaoh Oil & Gas, Inc., a Texas corporation, on behalf of said corporation.


                                        \s\ Vivian L. Torian
                                        Notary Public - State of Texas
My commission expires:


                                 Acknowledgment



STATE OF TEXAS

COUNTY OF   Dallas

     This instrument was acknowledged before me on the 20 day of March, 1998 by Marshall A. Smith, III, as President of Gulfwest Permian Company, a Texas corporation, on behalf of said corporation.


                                          \s\ Vivian L. Torian
                                          Notary Public - State of Texas

My commission expires:




















Assignment and Bill of Sale                                             Page 3

                                   Exhibit "A"

                         To Assignment and Bill of Sale
            from Pharaoh Oil & Gas, Inc. to Gulfwest Permian Company


                              (Hollingsworth Lease)

1. Oil and Gas Lease dated January 21, 1951, recorded in Volume 181, Page 45, Lease Records, Pecos County, Texas, from R.G. Holllingsworth and others, as Lessor, to Bruce C. McKague, as Lessee; and

2. Oil and Gas Lease dated January 21, 1951, recorded in Volume 181, Page 49, Lease Records, Pecos County, Texas, from J. H. Frost, as Lessor, to Bruce
     C. McKague, as Lessee.

INSOFAR AND ONLY INSOFAR AS SUCH LEASES COVER THE FOLLOWING LANDS
AND DEPTHS:

 SW/4 NE/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 3,074 feet SE/4 NW/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 2,639 feet NE/4 SW/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 3,073 feet NW/4 NE/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 2,687 feet NE/4 NW/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 2,719 feet NE/4 NE/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 2,663 feet SE/4 NE/4 of Section 30, Block 11, H&GN RR Co. Survey to a depth of 2,588 feet

 Assignor's Working Interest:                         1.0000000
 Assignor's Net Revenue Interest:                      .79250000


                               _________________


                            (Hollingsworth "A" Lease)

3. Oil and Gas Lease dated October 10, 1951, recorded in Volume 186, Page 22, Lease Records, Pecos County, Texas, from Kone Production Company and others, as Lessor, to George S. Turner, as Lessee (which lease has been incorrectly referred to in prior assignments in Assignor's chain of title as being recorded in Volume 186, Page 20); and

4. Oil and Gas Lease dated August 29, 1951, recorded in Volume 182, Page 353, Lease Records, Pecos County, Texas, from R.G. Hollingsworth et ux, as Lessor, to George S. Turner, as Lessee.

     INSOFAR  AND ONLY  INSOFAR AS SUCH  LEASES  COVER THE  FOLLOWING  LANDS AND
DEPTHS:

     NW/4 of Section 24, Block 11, H&GN RR Co. Survey, down to and including the zone, depth and horizon encountered in the C.C. Hart No. 1 well at the depth in that well of 3,250 feet below the surface, said C.C. Hart well being located 597.1 feet FNL and 732.7 feet FEL of Section 31, Block 11, H&GN RR Co. Survey, Pecos County, Texas.


     Assignor's Working Interest:                         1.0000000
     Assignor's Net Revenue Interest:                      .85500000




Exhibit "A" - Page 1

                            (Hollingsworth "D" Lease)

5. Oil and Gas Lease dated July 26, 1951, recorded in Volume 183, Page 358, Lease Records, Pecos County, Texas, from R.G. Hollingsworth et al, as Lessor, to Tidewater Associated Oil Company, as Lessee.

     INSOFAR  AND ONLY  INSOFAR AS SUCH LEASE  COVERS  THE  FOLLOWING  LANDS AND
DEPTHS:

     SW/4 of Section 24, Block 11, H&GN RR Co. Survey, to a depth of 3,250 feet.

     Assignor's Working Interest:                         1.0000000
     Assignor's Net Revenue Interest:                      .75000000








































Exhibit "A" - Page 2

                                                                  EXHIBIT 2.4

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                TERM RENEWAL NOTE

$10,237,215.00                    Dallas Texas                  March 20, 1998


     For value received, GULFWEST PERMIAN COMPANY and GULFWEST TEXAS COMPANY (hereinafter called "Maker," whether one or more, and jointly and severally, if more than one) promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (hereinafter called "Lender") at its offices at 700 North Pearl, 8th Floor, North Tower, Dallas, Texas 75201, in lawful money of the United States of America, the sum of TEN MILLION TWO HUNDRED THIRTY SEVEN THOUSAND TWO HUNDRED FIFTEEN AND NO/100 DOLLARS ($10,237,215.00), together with interest thereon on the unpaid principal balance outstanding from time to time at a variable rate per annum ("Variable Rate") equal to its "Prime Rate" (as hereinafter defined) from the date of this Note until September 20, 1998 after which date interest on this Note shall accrue at a Variable Rate equal to the Lender's Prime Rate plus one-half percent (Prime Rate + 0.5%) per annum, but in no event to exceed the "Highest Lawful Rate", as hereinafter defined, with adjustments in the Variable Rate to be made on the same date as any change in the Prime Rate and adjustments due to changes in the Highest Lawful Rate to be made on the effective date of any change in the Highest Lawful Rate.

     Notwithstanding the foregoing, if at any time the Variable Rate exceeds the Highest Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in such Variable Rate shall not reduce the rate of interest to accrue on this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Variable Rate had at all times been in effect.

     If at maturity or final payment of this Note the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if the Variable Rate had at all times been in effect, then Maker agrees to pay to Lender, to the extent permitted by law, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on this Note if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest which would have accrued if the Variable Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Note.

     The term "Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, collected or received by the Lender in connection with this Note under laws applicable to the which are presently in effect or, to the extent allowed by law, under applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     The term "Prime Rate" shall mean the rate determined from time to time by the Lender as its prime rate. The Prime Rate will change automatically from time to time without notice to Maker or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE LENDER'S LOWEST RATE.

     This Note shall be due and payable in four (4) quarterly installments, beginning on June 20, 1998, payable as follows:

     1. the first three (3) quarterly installments shall each be in the amount of accrued interest only and shall be due and payable on June 20, 1998, September 20, 1998, and December 20, 1998; and

     2. the fourth(4th) and final installment shall be in the amount of the balance of remaining unpaid principal plus accrued interest to the date of such payment and shall be due and payable on March 20, 1999.

     All past due principal and interest on this Note shall bear interest from the maturity thereof until paid, at the Highest Lawful Rate. Unless otherwise specified below, interest and fees shall be computed on a per annum basis of 360 days and for the actual number of days elapsed (including the first but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on a monthly basis of the actual number of days in each month and on a per annum basis of a year of 365 or 366 days, as the case may be.

     If any installment or payment of principal or interest of this Note, executed by Maker and payable to the order of Lender, is not paid when due; or if Maker or any drawer, acceptor, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party") shall die, or become insolvent (however such insolvency may be evidenced); or if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against Maker or any other liable party, or with respect to any property of any of them; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of or assume control over the affairs or operations of, or a receiver shall be appointed for or take possession of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of Maker or any other liable party; or if any indebtedness for which Maker or any other liable party is primarily or secondarily liable shall not be paid when due or shall become due and payable by acceleration of maturity thereof, or if any event or condition shall occur which shall permit the holder of any such indebtedness to declare it due and payable upon the lapse of time, giving of notice or otherwise; or if Maker or any other liable party (if other than a natural person) shall be dissolved, wound up, liquidated or otherwise terminated, or a party to any merger or consolidation without the written consent of Lender; or if Maker or any other liable party shall sell substantially all or an integral portion of its assets without the written consent of Lender; or if Maker or any other liable party fails to furnish financial information requested by Lender; or if Maker or any other liable party furnishes or has furnished any financial or other information or statements which are misleading in any respect; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note; or any event occurs or condition exists which causes Lender to in good faith deem itself insecure or to in good faith believe the prospect of payment or performance by Maker or any other liable party under this Note under any instrument or agreement executed in connection with or as security for this Note, or under any other indebtedness of Maker or any other liable party to Lender is impaired; thereupon at the option of Lender, the principal balance and accrued interest of this Note, and any and all other indebtedness of Maker to Lender shall become and be due and payable forthwith without demand, notice of default, notice of acceleration, notice of intent to accelerate the maturity hereof, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each other liable party. Lender may waive any default without waiving any prior or subsequent default.

     To the extent not prohibited by applicable law, Maker will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default or event of default shall have occurred, in connection with (a) Lender's evaluating, monitoring, administering and protecting the "Mortgaged Property" (as that term is defined in the Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements (Oil and Gas) as said instruments are described in Exhibit "A" attached hereto and made a part hereof for all purposes, and (b) Lender's creating, perfecting or realizing upon Lender's security interest in and liens on the Mortgaged Property, and all costs and expenses relating to Lender's exercising any of its rights and remedies under this or any other instrument now or hereafter securing the Indebtedness or at law, including, without limitation, all filing fees, taxes, brokerage fees and commissions, title review and abstract fees, Uniform Commercial Code search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, fees and expenses incurred in connection with any complete or partial liquidation of the Mortgaged Property, and all fees and expenses for any professional services relating to the Mortgaged Property or any operations conducted in connection with it; provided, however, that no right or option granted by Maker or Lender or otherwise arising pursuant to any provision of this or any other instrument shall be deemed to impose or admit a duty on the Lender to supervise, monitor or control any aspect of the character or condition of the Mortgaged Property or any operations conducted in connection with it for the benefit of Maker or any other person or entity other than the Lender.

     If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, Bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Maker and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount equal to fifteen percent of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security hereof, in whole or in part, with or without notice, from time to time, before or after maturity.

     It is the intent of the Maker and Lender in the execution and performance of this Note to contract in strict compliance with the usury laws of the State of Texas and the United States of America from time to time in effect. For purposes hereof, "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged or received under this Note. In furtherance thereof, the Lender and the Maker stipulate and agree that none of the terms and provisions contained in this Note, shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Highest Lawful Rate. In the event the Lender or any other holder of the Note ever charges or contracts for any amount in excess of lawful interest, the documents or instruments constituting such charge or contract shall be ipso facto modified without any further action by any party so that no amount in excess of lawful interest shall be charged or contracted for. If the Lender or any other holder of the Note ever receives, collects or applies as interest any amount in excess of lawful interest, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to the Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Highest Lawful Rate, the Maker and the Lender shall, to the maximum extent permitted under applicable law, (a) treat the Note as but a single extension of credit (and the Maker and the Lender agree that such is the case and that any provision herein for multiple advances is for convenience only), (b) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term of the Note. The provisions of this paragraph shall control over all other provisions of the Note or other documents executed in connection with this Note which may be in apparent conflict herewith.

     Unless otherwise specified below, this Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law) , but in any event Tex. Rev. Civ. Stat. Ann. art. 5069 ch. 15 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

     Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as amended.

     Maker warrants and represents to the Lender, and to all other holders of this note that all loans evidenced by this Note are and will be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of Title 79, Texas Revised Civil Statutes, 1925, as amended.

     This Note is executed pursuant to the terms and conditions of that certain Assumption Agreement of even date herewith (the "Assumption Agreement") by and between GARY O. BOLEN, INDIVIDUALLY, GARY O. BOLEN DOING BUSINESS AS BADGER OIL COMPANY, PHARAOH OIL & GAS, INCORPORATED, GULFWEST PERMIAN COMPANY, GULFWEST TEXAS COMPANY, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, corporate successor to TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB").


     This Note represents the renewal and extension, but not the extinguishment to the extent of $10,237,215.00, of the unpaid balance due and owing on that certain Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00, executed by Pharaoh Oil & Gas Incorporated, Gary O. Bolen, individually, and Gary O. Bolen doing business as Badger Oil Company (collectively "Bolen, et al"), payable to the order of TCB on or before December 25, 1997 (which note represented the consolidation, renewal, extension, and rearrangement, but not the extinguishment, of balances due on prior notes, all of which are described in Exhibit "B" attached hereto) (collectively, the "Bolen Obligation").

     This Note is secured by the liens of the Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements (Oil and
Gas) described in Exhibit "A" attached hereto and made a part hereof for all purposes, as said instruments may have, from time to time, been renewed, extended, amended and supplemented in agreements between Bolen, et al and TCB, and as renewed, extended, amended, restated and ratified in Renewal and Extension Agreements and Restatements of Deeds of Trust of even date herewith between Maker and Lender. Failure to describe all or part of the security shall not be considered as a waiver of such security.

     Lender reserves the right, exercisable in Lender's sole discretion and without notice to Maker or any other person, to sell participations, to assign its interest or both, in all or any part of the Note or the debt evidenced by the Note.

     If Maker is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Maker's obligations hereunder.

     By execution of this note, Maker acknowledges the receipt of the following notices from Lender:

                  "THIS TERM RENEWAL NOTE, THE ASSUMPTION AGREEMENT, AND ALL OTHER LOAN PAPERS EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT
                  WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPO RANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES."

                  "THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES."

Address:
16800 Dallas Parkway, Suite 250           GULFWEST PERMIAN COMPANY
Dallas, Texas 75748

                                          By:
                                          Printed Name:
                                          Title:


                                          GULFWEST TEXAS COMPANY


                                          By:
                                          Printed Name:
                                          Title:

                                MAKER



     By its signature, Lender acknowledges the truth of the notice hereinabove.

                                CHASE BANK OF TEXAS,  NATIONAL ASSOCIATION



                                By:
                                Printed Name:
                                Title:

                                LENDER

                                By:
                                Printed Name:
                                Title:

                                   EXHIBIT "A"
                    to Term Renewal Note dated March 20, 1998


                             Crockett County, Texas

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated June 5, 1995 from Gary O. Bolen d/b/a Badger Oil Company to Stephen H. Field, Trustee for the benefit of Texas Commerce Bank National Association ("TCB"), recorded in Volume 518, page 236, Official Public Records, Crockett County, Texas, securing that certain Term Note dated June 5, 1995 in the original principal amount of $1,450,000.00 (the "June 5, 1995 Note") executed by Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before June 5, 1996.

2. First Renewal and Extension Agreement and Amendment and Supplement dated September 20, 1995 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 521, page 550, Official Public Records, Crockett County, Texas, securing that certain Term Note dated September 20, 1995 in the original principal amount of $1,800,000.00 (the "September 20, 1995 Note") executed by Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before September 5, 1996, which note represented the replacement of, and the renewal and extension of the June 5, 1995 Note and additional funds in the amount of $350,000.00.

3. Second Renewal and Extension Agreement and Amendment dated December 19, 1995 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 527, page 95, Official Public Records, Crockett County, Texas, securing that certain Revolving Line of Credit Note in the original principal amount of $3,355,000.00 (the "December 19, 1995 Note") payable to the order of TCB on or before December 10, 1996, which note was given in replacement, substitution, renewal and extension, but not in extinguishment, of the balance on the September 20, 1995 Note and additional funds in the amount of $1,280,000.00.

4. Third Renewal and Extension Agreement and Amendment dated March 4, 1996 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 527, page 97, Official Public Records, Crockett County, Texas, securing that certain Revolving Line of Credit Note dated March 4, 1996 in the original principal amount of $4,430,000.00, executed by Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before February 25, 1997, which note represented the replacement, renewal, and extension of the December 19, 1995 Note and additional funds in the amount of $850,000.00.

5. Fourth Renewal and Extension Agreement and Amendment dated May 31, 1996 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 530, page 643, Official Public Records, Crockett County, Texas, securing that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00, and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00, both notes payable to TCB on or before June 2, 1997

6. Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated February 18, 1997 from Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 541, page 524, Official Public Records, Crockett County, Texas, securing (a) that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996
     Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997; and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note"), payable to the order of TCB on or before June 2, 1997; and (c) that certain Advance Term Note dated February 18, 1997 in the original principal amount of $2,500,000.00 (the "Advance Term Note") executed by Gary O. Bolen, individually and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 5, 1997.

7. Fifth Renewal and Extension Agreement and Amendment and Supplement dated June 2, 1997 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 548, page 130, Official Public Records, Crockett County, Texas, securing that certain Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00 payable to the order of TCB or before December 25, 1997, which note is given in consolidation, replacement, renewal and extension, but not in extinguishment, of the unpaid balances on the May 31, 1996 Revolver, the May 31,1996 Term Note, and the Advance Term Note.

                               Pecos County, Texas

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated November 3, 1995 from Gary O. Bolen, individually, and d/b/a Badger Oil Company to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 280, page 704, Deed of Trust Records, Pecos County, Texas, securing that certain Term Note dated November 3, 1995 in the original principal amount of $275,000.00 (the "November 3, 1995 Note") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company, payable to the order of TCB on or before February 1, 1996.





                                                         Exhibit "A" - Page 1

2. Renewal and Extension Agreement and Amendment and Supplement dated December 19, 1995 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 282, page 476, Deed of Trust Records, Pecos County, Texas, securing that certain Revolving Line of Credit Note dated December 19, 1995 in the original principal amount of $3,355,000.00 (the "December 19, 1995 Note") payable to the order of TCB on or before December 10, 1996, which note represented the replacement of, and the renewal and extension of, the November 3, 1995 Note, and additional funds in the amount of $1,280,000.00.

3. Second Renewal and Extension Agreement and Amendment and Supplement dated March 4, 1996 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 282, page 483, Deed of Trust Records, Pecos County, Texas, securing that certain Revolving Line of Credit Note dated March 4, 1996 in the original principal amount of $4,430,000.00, payable to the order of TCB on or before February 25, 1997 which note represented the replacement of, and the renewal and extension of, the December 19, 1995 Note and additional funds in the amount of $850,000.00.

4. Third Renewal and Extension Agreement and Amendment and Supplement dated May 31, 1996 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 283, page 286, Deed of Trust Record, Pecos County, Texas, securing that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00, and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00, both notes payable to TCB on or before June 2, 1997.

5. Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated February 18, 1997 from Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 286, page 395, Deed of Trust Records, Pecos County, Texas, securing (a) that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996
     Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997; and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note"), payable to the order of TCB on or before June 2, 1997; and (c) that certain Advance Term Note dated February 18, 1997 in the original principal amount of $2,500,000.00 (the "Advance Term Note")executed by Gary O. Bolen, individually and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 5, 1997.

6. Fourth Renewal and Extension Agreement and Amendment and Supplement dated June 2, 1997 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated, and TCB, recorded in Volume 289, page 133, Deed of Trust Records, Pecos County, Texas, securing that certain Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00 payable to the order of TCB or before December 25, 1997, which note is given in consolidation, replacement, renewal and extension, but not in extinguishment, of the unpaid balances on the May 31, 1996 Revolver, the May 31,1996 Term Note, and the Advance Term Note.


                              Howard County, Texas

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated December 19, 1995 from Gary O. Bolen, individually, and d/b/a Badger Oil Company to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 411, page 233, Deed of Trust Records, Howard County, Texas, securing that certain Revolving Line of Credit Note dated December 19,1995, in the original principal amount of $3,355,000.00 (the "1995 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company, payable to the order of TCB on or before December 10, 1996.

2. Renewal and Extension Agreement and Amendment and Supplement dated March 4, 1996 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 411, page 524, Deed of Trust Records, Howard County, Texas, securing that certain Revolving Line of Credit Note dated March 4, 1996 in the original principal amount of $4,430,000.00, payable to the order of TCB on or before February 25, 1997.

3. Second Renewal and Extension Agreement and Amendment dated May 31, 1996 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas, Incorporated, and TCB, recorded in Volume 413, page 177, Deed of Trust Records, Howard County, Texas, securing that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996 Revolver"), and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note") both notes payable to TCB on or before June 2, 1997.

4. Third Renewal and Extension Agreement and Amendment dated June 2, 1997 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas, Incorporated, and TCB, recorded in Volume 753, page 63, Oil & Gas Records, Howard County, Texas, securing securing that certain Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00 payable to the order of TCB or before December 25, 1997, which note is given in consolidation, replacement, renewal and extension, but not in extinguishment, of the unpaid balances on the May 31, 1996 Revolver, the May 31,1996 Term Note, and the Advance Term Note dated June 2, 1997 in the original principal amount of $2,500,000.00.





                                                          Exhibit "A" - Page 2

                               Lynn County, Texas

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated March 4, 1996 from Gary O. Bolen, individually, and d/b/a Badger Oil Company to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 86, page 427, Deed of Trust Records, Lynn County, Texas, securing that certain Revolving Line of Credit Note in the original principal amount of $4,430,000.00 (the "1996 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company, payable to the order of TCB on or before February 25, 1997, which note represented the replacement and renewal and extension of the 1995 Revolver and additional funds in the amount of $850,000.00.

2. Renewal and Extension Agreement and Amendment dated May 31, 1996 between Gary O. Bolen, individually, and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 86, page 739, Deed of Trust Records, Lynn County, Texas, securing: (a) that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997; and
     (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note"), payable to the order of TCB on or before June 2, 1997.


                             Sterling County, Texas

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated May 31, 1996 from Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 63, page 48, Deed of Trust Records, Sterling County, Texas, securing: (a) that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996
     Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997; and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note"), payable to the order of TCB on or before June 2, 1997.

2. Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated February 18, 1997 from Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 64, page 119, Deed of Trust Records, Sterling County, Texas, securing (a) that certain Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May 31, 1996
     Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997; and (b) that certain Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May 31, 1996 Term Note"), payable to the order of TCB on or before June 2, 1997; and (c) that certain Advance Term Note dated February 18, 1997 in the original principal amount of $2,500,000.00 (the "Advance Term Note") executed by Gary O. Bolen, individually and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 5, 1997.

3. First Renewal and Extension Agreement and Amendment dated June 2, 1997 between Gary O. Bolen, individually, and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 64, page 552, Deed of Trust Records, Sterling County, Texas, securing securing that certain Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00 payable to the order of TCB or before December 25, 1997, which note is given in consolidation, replacement, renewal and extension, but not in extinguishment, of the unpaid balances on the May 31, 1996 Revolver, the May 31,1996 Term Note, and the Advance Term Note.










                                                         Exhibit "A" - Page 3

                                   EXHIBIT "B"
                    to Term Renewal Note dated March 20, 1998



1. Term Note dated June 5, 1995 in the original principal amount of $1,450,000.00 (the "June 5, 1995 Note") executed by Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before June 5, 1996.

2. Term Note dated September 20, 1995 in the original principal amount of $1,800,000.00 (the "September 20, 1995 Note") executed by Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before September 5, 1996.

3. Term Note dated November 3, 1995 in the original principal amount of $275,000.00 (the "November 3, 1995 Note") executed by Gary O. Bolen, Individually, and Gary O. Bolen d/b/a Badger Oil Company, payable to the order of TCB on or before February 1, 1996.

4. Revolving Line of Credit Note dated December 19, 1995 in the original principal amount of $3,355,000.00 (the "1995 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company, payable to the order of TCB on or before December 10, 1996.

5. Revolving Line of Credit Note dated March 4, 1996 in the original principal amount of $4,430,000.00 (the "1996 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company, payable to the order of TCB on or before February 25, 1997.

6. Revolving Line of Credit Note dated May 31, 1996 in the original principal amount of $2,000,000.00 (the "May, 1996 Revolver") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997.

7. Term Note dated May 31, 1996 in the original principal amount of $7,530,000.00 (the "May, 1996 Term Note") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 2, 1997.

8. Advance Term Note dated February 18, 1997 in the original principal amount of $2,500,000.00 (the "Advance Term Note") executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before June 5, 1997.

9. Revolving Line of Credit Note dated June 2, 1997 in the original principal amount of $11,208,215.00 executed by Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated, payable to the order of TCB on or before December 25, 1997.

                                                                  EXHIBIT 2.5

                                 PROMISSORY NOTE


$612,674.78                                                    March 20, 1998


     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to Pharaoh Oil and Gas, Inc., Gary O. Bolen, individually and d/b/a Badger Oil Company, and Taylor Link Operating Company (individually and collectively, "Pharaoh") at its offices in Midland, Texas, the sum of SIX HUNDRED TWELVE THOUSAND SIX HUNDRED SEVENTY FOUR DOLLARS AND 78/100 ($612,674.78), or so much thereof as remains outstanding. This is the note referred to in paragraph 1(d) of the February 1998 Agreement (hereinafter defined), and this note is subject to the terms of such Agreement.

     The unpaid principal of this note shall bear interest at the per annum rate of 8% and shall be payable (together with accrued and unpaid interest) on the earlier to occur of seven (7) days after the Equity Offering or September 20, 1998. Maker may prepay this note without premium or penalty.

     Reference is made to the Agreement dated February 20, 1998, between the undersigned and Pharaoh pursuant to which this note has been issued (the "February 1998 Agreement"). In connection with the February 1998 Agreement, Maker has assumed all obligations to Pharaoh under the Phase-I PSA, the Phase II PSA and the Phase III PSA (the "PSA Agreements") and shall be entitled to all the benefits thereof. The undersigned shall be entitled to enforce the obligations of Pharaoh under the PSA Agreements to the same extent as if Maker had acquired and continued to own the properties acquired from Pharaoh pursuant thereto unless such obligations have been released under that certain Waiver and Release of even date herewith. Capitalized terms used but not defined in this note shall have the meanings assigned to such terms in the February 1998 Agreement.

     In the event that (i) the entirety of the properties referred to in the Phase III PSA as the OSR Property have not been transferred to GulfWest Permian Company free of any material title deficiencies or encumbrances (other than a lien in favor of Chase in the amount up to $1,000,000) on or before May 7, 1998, together with all well files related thereto and (ii) Chase has not consented to the assignment of the OSR Property to GulfWest Permian Company and the assumption by GulfWest Permian Company of the $1,000,000 of indebtedness secured by the OSR Property on terms reasonably acceptable to GulfWest Permian Company, then the principal of this note shall automatically be reduced by $450,000 retroactively effective to March 20, 1998, and this note shall be deemed null and void and of no force and effect as to such $450,000 and interest thereon. In such event, Pharaoh shall be entitled to retain the OSR Property.

     This note is issued in full satisfaction of all indebtedness and obligations of Maker, GulfWest Permian Company and GulfWest Texas Company (collectively, the "Companies") to Pharaoh, other than the indebtedness and obligations arising under this note and the February 1998 Agreement.

     This note may not be pledged, assigned or otherwise transferred.

     This note shall be governed by the laws of the State of Texas.

                                       WESTCO OIL COMPANY


By:\s\ Marshall A. Smith III
Name: Marshall A. Smith III
Title: President




TCB\Sid G. Ramsey
RLOC Note\97

     Each of the above payees represents that it has not sold, assigned or otherwise transferred to any other person or entity any indebtedness or obligations of any of the Companies owed to it.


                               PHARAOH OIL & GAS, INC.


                               By: \s\Gary O. Bolen
                                   Gary O. Bolen
                                   Chief Executive Officer


                               By: \s\ Gary O. Bolen
                                   Gary O. Bolen, individually and
                                  d/b/a Badger Oil Company


                                TAYLOR LINK OPERATING COMPANY


                                By: \s\ Gary O. Bolen
                                    Gary O. Bolen, President


TCB\Sid G. Ramsey
RLOC Note\97

                                                                   EXHIBIT 2.6

                           SECURITY AGREEMENT - PLEDGE

GULFWEST OIL COMPANY, "Pledgor," whose address is 16800 Dallas Parkway, Suite 250, Dallas, Texas 75748. and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, whose address is 700 North Pearl, 8th Floor, North Tower, Dallas, Texas 75201, hereinafter called "Secured Party", agree as follows:

SECTION I. CREATION OF SECURITY INTEREST.

     Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, pledges, sets over and confirms unto Secured Party the Collateral described in Section II of this Security Agreement to secure performance and payment of all obligations and liabilities of every kind and character of Pledgor under that one certain Limited Guaranty Agreement (the "Guaranty") executed by Pledgor and delivered to Bank on March 20, 1998, together with all modifications, renewals or extensions of or substitutions for the Guaranty.

SECTION II. COLLATERAL.

     2.1 The Collateral of this Security Agreement consists of all of the investment securities listed in the portion labeled "Collateral Description" below, and all other property previously, presently or in the future deposited with Secured Party. The Collateral includes, without limitation, all property this day delivered to and deposited with Secured Party, and all money and property heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Security Agreement, and whether held in a general or special account, or deposited for safekeeping or otherwise together with all dividends (cash or otherwise), rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitali zations or rearrangements, all stock rights, rights to subscribe, voting rights, rights to receive securities, and all new securities; and all other property which Pledgor may hereafter become entitled to receive on account of such securities or other property; and in the event Pledgor receives any such property, such party will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. The Collateral of this Security Agreement also includes (i) the proceeds of any and all property described above, and (ii) any and all cash dividends of and from any and all property described above.

     2.2 This Security Agreement covers any and all shares of common stock of GULFWEST PERMIAN COMPANY, a Texas corporation, which may be hereafter acquired. Pledgor covenants and agrees that at any time hereafter during the term hereof that Pledgor acquires any other shares of common stock of GULFWEST PERMIAN COMPANY or any interest therein, Pledgor will immediately notify Secured Party of such acquisition, giving the date of acquisition, the number of shares acquired, and the identity of the certificates evidencing such shares, after which Pledgor will forthwith proceed to execute and deliver to Secured Party the necessary documents and instruments to enable Secured Party to perfect its security interest in such after acquired shares.

SECTION III. PLEDGOR'S REPRESENTATIONS AND WARRANTIES.

     3.1 Pledgor warrants and represents that all investment securities and any like property delivered to Secured Party as Collateral are genuine, free from any restriction on transfer, duly and validly authorized and issued, fully paid and nonassessable, free of liens, claims, demands, equities or other security interests, and are hereby duly and validly pledged or hypothecated to Secured Party in accordance with law.

     3.2 Pledgor warrants and represents that except as shown in the portion labeled "Collateral Description" below, Pledgor owns the Collateral and has the right to pledge the same and to transfer any interest therein; all consents required for the pledge of the Collateral herein provided have been obtained; the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; there is no financing statement covering the Collateral or its proceeds on file in any public office; and Pledgor will warrant and forever defend the title to the




C:\GULFWEST\SECFILNG\FORM8K98.MAR

Collateral and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof.

     3.3 Pledgor warrants and represents that the execution, delivery and performance by Pledgor of this Security Agreement does not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Pledgor or the corporate papers of Pledgor, or result in a breach or constitute a default (with or without the giving of notice of the lapse of time or both) under any indenture or loan, credit or other agreement to which Pledgor is a party or by which Pledgor or any of Pledgor's property may be bound or affected.

     3.4  Pledgor   warrants  and  represents   that  this  Security   Agreement
constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

     3.5 Pledgor warrants and represents that no authorization, consent, approval, license, order or exemption of, or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Pledgor of this Security Agreement or to the enforcement hereof by Secured Party.

     3.6 Pledgor warrants and represents that no representation or warranty contained herein or made in connection with the indebtedness secured hereby, and no certificate, schedule or other document furnished in connection herewith, contains or will contain, at the time so made or furnished, a misstatement of material fact, or omits or will omit to state a material fact required to be stated therein in order to make the statements contained therein not misleading.

     3.7  Pledgor  warrants  and  represents  that  Pledgor  is now in a solvent
condition,   and  no  bankruptcy  or  insolvency   proceedings  are  pending  or
contemplated by or against Pledgor.

SECTION IV. COVENANTS.

     4.1 So long as the Guaranty remains in effect, Pledgor, as applicable, covenant and agree with Secured Party as follows:

     (a) Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be required by Secured Party.

     (b)  Pledgor will continuously maintain Pledgor's corporate existence.

     (c) Pledgor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Security Agreement and will furnish Secured Party with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

     (d) If the validity or priority of this Security Agreement or of any right, title, security interest or other interests created or evidenced hereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted against Pledgor with respect thereto, Pledgor will give prompt written notice thereof to Secured Party and, at Pledgor's cost and expense, will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of such legal proceedings or the protection of the validity or priority of this Security Agreement and the right, title, security interest and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Pledgor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.




C:\GULFWEST\SECFILNG\FORM8K98.MAR

     (e) Pledgor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Security Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof;
          (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further security agreements, financing statements and continuation statements as appropriate) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Security Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interests hereunder against the rights or interests of third persons, and Pledgor will pay all costs connected with any of the foregoing.

     (f) Notwithstanding the security interest in proceeds granted herein, Pledgor will not sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of Secured Party.

     (g) Pledgor will not change its address, name, identity or structure without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change.

     (h) Pledgor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from disposition in any manner of any of the Collateral. Pledgor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Pledgor and shall keep accurate and complete records of the Collateral and its proceeds.

     (i) Pledgor shall furnish Secured Party all such information as Secured Party may request with respect to the Collateral.

SECTION V. VOTING RIGHTS AND DIVIDENDS.

     Unless and until an Event of Default, as hereinafter defined, shall have occurred, Pledgor shall be entitled to exercise all voting and consensual powers and rights pertaining to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Security Agreement and shall be entitled to receive and retain all dividends (other than stock or liquidating dividends) on the Collateral or any part thereof, provided that all dividends in stock or property, representing stock, and all subscription, warrants or any other rights or options issued in connection with the Collateral, and all liquidating dividends or distributions or return of capital upon or in respect of the Collateral or any part thereof, or received in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Secured Party, or if paid to or received by Pledgor, shall be, immediately upon receipt thereof, paid over, transferred and delivered to Secured Party and shall be Collateral pledged under and subject to the terms of this Security Agreement.

SECTION VI. EVENTS OF DEFAULT.

     Pledgor shall be in default under this Security Agreement upon the happening of any of the following events or conditions, herein called an "Event of Default":

     (a)  Pledgor's failure to comply with the terms of the Guaranty; or

     (b) Default by Pledgor in the punctual performance of any of the obligations, covenants, terms or provisions contained or referred to in this Security Agreement; or

     (c) any warranty or representation or statement contained in this Agreement or made or furnished to Secured Party by or on behalf of Pledgor in connection with this Security Agreement shall prove to be false or misleading in any respect when made or furnished; or





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

     (d) loss, theft, substantial damage, destruction, sale or encumbrance of or to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon; or

     (e) Pledgor's dissolution, termination of existence, insolvency or business failure; the failure of Pledgor generally to pay its debts as they become due; the appointment of a receiver, trustee, custodian or liquidator of all or any part of the property of Pledgor; an assignment for the benefit of creditors of Pledgor; the calling of a meeting of creditors of Pledgor; or the commencement of any proceeding under any bankruptcy, insolvency or reorganization laws by or against Pledgor; or

     (f) any guarantor, comaker, surety or endorser for Pledgor defaults in any obligation or liability to Secured Party.

SECTION VII. REMEDIES IN EVENT OF DEFAULT.

     7.1 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have the option of declaring, without notice to any person, all indebtedness secured hereby, principal and accrued interest, to be immediately due and payable.

     7.2 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party may without notice, except as hereinafter provided, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange for cash, upon credit, or for future delivery, and at such price or prices as secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any indebtedness secured hereby or any part thereof, and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Pledgor ten (10) days written notice mailed to Pledgor at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale, and in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale, the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take upon and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Pledgor shall remain liable for any deficiency.

     7.3 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas, and in conjunction with, in addition to or in substitution for those rights and remedies and the rights and remedies provided for herein:

     (a) Written notice mailed to Pledgor as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and



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                                                                      Page 4

     (b) It shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

     (c) Prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like the attorneys' fees and legal expenses incurred by Secured Party, Pledgor to remain liable for any deficiency; and

     (d) The sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Security Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

     (e) In the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

     (f) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

     (g) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale but in the name and on behalf of Secured Party.

     7.4 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise ben efitting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     7.5 Secured Party may resort to any security given by this Security Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not be considered as a waiver of any rights, benefits or security interests evidenced by this Security Agreement.

     7.6 Secured Party may at any time cause any or all of the Collateral to be transferred into its name or into the name or names of any nominee or nominees of Secured Party.

     7.7 To the full extent Pledgor may do so, Pledgor agrees that Pledgor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Pledgor's receivers, trustees, successors and assigns, respectively, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waive and release all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness, and all rights to a marshaling of the assets of Pledgor, including the collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby caused.

SECTION III. ADDITIONAL AGREEMENTS.

     8.1 If all of the obligations of Pledgor under the Guaranty is paid as the same becomes due and payable, and if all of the covenants, warranties, undertakings and agreements made in this Security Agreement are kept and performed, then and in that event only, all rights under this Security Agreement shall terminate and the Collateral shall become wholly clear of the security interest

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                                                                      Page 5
evidenced hereby, and such security interest shall be released by Secured Party in due form at Pledgor's cost.

     8.2 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy hereunder shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     8.3 Secured Party may at any time and from time to time in writing (a) waive compliance by Pledgor with any covenant herein made by Pledgor, to the extent and the manner specified in such writing; (b) consent to Pledgor's doing any act which hereunder Pledgor is prohibited from doing, or consent to Pledgor's failing to do any act which hereunder Pledgor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Security Agreement; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness. No such act shall in any way impair the rights of Secured Party hereunder, or impair or release the liability of any party except to the extent specifically agreed to by Secured Party in such writing.

     8.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to any secured indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein; or (c) any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     8.5 A carbon, photographic or other reproduction of this security Agreement or of any financing statement relating to this security Agreement, shall be sufficient as a financing statement.

     8.6 Pledgor will cause all financing statements and confirmation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party may reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     8.7 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Pledgor, Secured Party may, without notice to Pledgor, deal with such person with reference to this Security Agreement and to the indebtedness secured hereby in the same manner as with Pledgor, without in any way vitiating or discharging Pledgor's liability hereunder or for the payment of the indebtedness secured hereby. No sale of the Collateral, no forbearance on the part of Secured Party and no extension of the time for the payment of the indebtedness secured hereby given by Secured Party shall operate to release, discharge, modify, charge or affect, in whole or in part, the liability of Pledgor hereunder or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed in writing by Secured Party.

     8.8 If any part of the secured indebtedness cannot be lawfully secured by this Security Agreement, or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Security Agreement.

     8.9 Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder.

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                                                                     Page 6

     8.10 Any notice, request, demand or other communication required or permitted hereunder, or under any note, guaranty, loan agreement or other instrument securing the payment of the secured indebtedness (unless otherwise expressly provided therein) shall be given in writing by delivering same in person to the intended addressee, or by United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or by prepaid telegram (provided that such telegram is confirmed by mail in the manner previously described), sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee shall have designated by written notice sent in accordance herewith and actually received by the other party at least ten (10) days in advance of the date upon which such change of address shall be effective.

     8.11 This Security Agreement shall be binding upon Pledgor and the receivers, trustees, successors and assigns of Pledgor, including all successors in interest of Pledgor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the successors and assigns of Secured Party. All references in this Security Agreement to Pledgor or Secured Party shall be deemed to include all such successors and assigns.

     8.12 Secured Party in its discretion may, whether or not any of the indebtedness secured hereby be due, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for, or make any compromise settlement deemed desirable with respect to, any of the Collateral, but Secured Party shall be under no obligation so to do.

     8.13 Whenever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law. A determination that any provision of the Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Security Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other person or circumstance.

     8.14 Secured Party may, by any employee or employees it designates, execute, sign, indorse, transfer or deliver in the name of Pledgor, notes, checks, drafts or other instruments for the payment of money and receipts or any other document necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement.

     8.15 Secured Party's duty with reference to all Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession. Secured Party shall not be responsible in any manner for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of the Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made. In the event Pledgor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a broker or other third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Pledgor at the time of such agreement. Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of the broker or other third person to whom Pledgor has directed Security Party to deliver the Collateral, or the genuineness or authenticity of any document or instructions delivered by any such person. Pledgor will be considered, by requesting any such delivery, to have assumed all risk of loss as to the Collateral. Security Party's sole responsibility will be to deliver the Collateral to the person purporting to be the broker or other third person described by Pledgor, or a messenger, employee or representative thereof. Secured Party and Pledgor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

     8.16 The section headings appearing in this Security Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Security Agreement. Terms used in this Security Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined.

     8.17 This Security Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America.


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

                             COLLATERAL DESCRIPTION

     The Collateral of this Security Agreement is of the following description:

               1,000 Shares of Common Capital Stock of GulfWest Permian Company evidenced by the issue of Stock Certificate No. 001 to GulfWest Oil Company on December 2, 1996.

     EXECUTED as of the 20th day of March, 1998.


                            SIGNATURE OF PLEDGOR:

                            GULFWEST OIL COMPANY


                             By:
                             Printed Name:
                             Title:


                             SIGNATURE OF SECURED PARTY:

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                              By:
                              Printed Name:
                              Title:

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                                                                       Page 8

                                   STOCK POWER


FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, One Thousand (1,000) shares of the common capital stock of GULFWEST PERMIAN COMPANY (the "Corporation"), standing in the name of GULFWEST OIL COMPANY on the books of the Corporation, represented by Certificate No. 001 herewith, and do hereby irrevocably constitute and appoint ______________ ___________, our attorney, to transfer the said stock on the books of the Corporation with full power of substitution in the premises.
PLEDGOR:

                                   GULFWEST OIL COMPANY


                                    By:
                                    Its:



IN THE PRESENCE OF:






C:\GULFWEST\SECFILNG\FORM8K98.MAR

                                                                  EXHIBIT 2.7

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                           LIMITED GUARANTY AGREEMENT

     GULFWEST PERMIAN COMPANY, a Texas corporation, and GULFWEST TEXAS COMPANY, a Texas corporation, hereinafter called "Borrower", have become indebted to CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, hereinafter called "Lender."

     For good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Lender, at its option, at any time or from time to time to lend money to Borrower, GULFWEST OIL COMPANY ("Guarantor") hereby unconditionally guarantees unto Lender the prompt and complete payment of the Guaranteed Indebtedness (as herein defined) when due whether at its stated maturity, by acceleration or otherwise.

     The term "Guaranteed Indebtedness", as used herein, means all indebtedness of every kind and character, whether now existing or hereafter arising of Borrower to Lender, whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether evidenced by note, draft, open account, acceptance, overdraft, line of credit, endorsement, guaranty, security agreement (loan agreement, application for letter of credit or otherwise, and without limit as to amount, including, without limitation, the obligation of Borrower under that certain Term Note of even date herewith in the original principal amount of $10,237,215.00, together with all interest thereon, and all penalties, costs, fees and expenses (including, but not limited to attorneys' fees), as incurred by Lender in connection with any of the foregoing indebtedness, including, but not limited to, collecting or attempting to collect any of the foregoing indebtedness from Borrower or incurred by Lender in connection with this Guaranty (including, but not limited to, attorneys' fees and costs of collection). "Loan Documents" as used herein, shall include each and every note, draft, line of credit, loan agreement, application for letter of credit, guaranty or other similar document or instrument (if any) at any time and from time to time executed in connection with the Guaranteed Indebtedness, all amendments, modifications, restatements, supplements, endorsements, renewals, extensions, and rearrangements thereof and substitutions therefor, and each and every deed of trust, mortgage, security agreement, pledge, assignment or other similar instrument (if any) at any time and from time to time securing, in whole or in part, the Guaranteed Indebtedness. "Collateral Proceeds" shall mean any proceeds, credits or recoveries from any source, including, without limitation, all process, credits and amounts received from the exercise of any Non-Exclusive Remedy. "Non-Exclusive Remedies" shall mean the right, power and privilege of Lender, following the occurrence of a default or any event of default hereunder or under any of the other Loan Documents, (a) to receive and obtain payment of all or a portion of the Guaranteed Indebtedness, and (b) to seek and obtain performance of the obligations, covenants and agreements of Borrower and each guarantor to and with Lender, through pursuit of, among other remedies, rights and privileges, one or more of the following remedies, rights and privileges:

     (i) foreclosure of any liens and security interests relating to the Loan Documents to the full extent of the value of the collateral securing the Guaranteed Indebtedness; (ii) enforcement of Borrower's monetary obligations to Lender under the Loan Documents; (iii) enforcement of any Guarantor's monetary obligations to Lender under this Guaranty;
          (iv) enforcement of all other obligations, covenants and agreements of Borrower, any of its joint venturers or partners, and any Guarantor under the Loan Documents, whether through any judicial or nonjudicial foreclosure, self-help or other repossession of collateral or security, institution of suit, settlement, compromise, enforcement of specific performance or any other means which Lender may elect in its sole discretion; (v) recovery against Borrower, or any of its joint venturers or partners, for appropriation by the Borrower, any of its joint venturers or partners, to its own use of any rents revenues, insurance proceeds, deposits, distributions or other property of a similar nature after Lender shall become entitled thereto; and

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


     (vi) enforcement of all other rights, remedies, powers and privileges of Lender under the Loan Documents or allowed by law.

     The foregoing list of Non-Exclusive Remedies is not an exhaustive list, but is cumulative of all rights, remedies, powers and privileges of Lender under the Loan Documents and at law.

     This Guaranty is unconditional and absolute, and if for any reason all or any portion of the Guaranteed Indebtedness shall not be paid promptly when due, Guarantor will immediately pay the same to Lender or any other person or entity entitled thereto, regardless of any defense, right or setoff or counterclaim which Borrower may have or assert, and regardless of whether Lender or any other person or entity shall have taken any steps to enforce any rights against Borrower or any other entity to collect such sum, and regardless of any other condition or contingency. .This Guaranty shall also cover interest on the Guaranteed Indebtedness (as provided for in the Loan Documents) and all reasonable expenses incurred by Lender in enforcing any of the Loan Documents, this Guaranty, or both.

     The obligations, covenants, agreements and duties of each Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect to the Loan Documents, without the necessity of any notice to, or further consent of any Guarantor; (a) the release or waiver, by operation of law or otherwise, of the performance or observance by Borrower of any express or implied agreement, covenant, term or conditions in any of the Loan Documents to be performed or observed by such party; (b) the extension of the time for the payment of all or any portion of the Guaranteed Indebtedness or any other sums payable under the Loan Documents or the extension of time for the performance of any other obligation under, arising out of or in connection with the Loan Documents; (c) the supplementing, modification or amendment (whether material or otherwise) of any of the Loan Documents or of the obligations of Borrower set forth in the Loan Documents or otherwise; (d) any failure, omission, delay or lack of diligence on the part of Lender, or any other person or entity, to enforce, assert or exercise any right, privilege, power or remedy conferred on Lender or any other person or entity in any of the Loan Documents, or any action on the part of Lender or such other person or entity granting indulgence or extension of any kind; (e) the release of any security under any deed of trust, mortgage, security agreement, pledge, assignment or other Loan Document or the release, modification, waiver or failure to enforce any pledge, security device, insurance agreement, bond or other guaranty, surety or indemnity agreement whatsoever; (f) the release, modification, waiver or failure to enforce any right, benefit, privilege or interest under any contract or agreement, under which the rights of Borrower or any other obligor have been collaterally or absolutely assigned, or in which a security interest has been granted to Lender as direct or indirect security for payment of the Guaranteed Indebtedness or performance of any obligations to Lender; (g) the voluntary or involuntary liquidation, dissolution, sale of any collateral, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, Borrower or any of the assets of Borrower; (h) any invalidity of or defect or deficiency in any of the Loan Documents or failure to acquire, perfect or to maintain perfection of any lien on or security interest in any collateral securing payment of the Guaranteed Indebtedness or any portion thereof or performance of Borrower's or any other person's obligations under the Loan Documents or securing this Guaranty; (i) the settlement, compromise or subordination of any obligation guaranteed hereby or hereby incurred.

     Guarantor hereby WAIVES marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notice and demands, collection suit or the taking of any other action by Lender. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including, without limitation, any rights it may have pursuant to

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

Rule 31, Texas Rules of Civil Procedure, Chapter 34 of the Texas Business and Commerce Code and Section 17.001, Texas Civil Practice and Remedies Code.

     This  is an  absolute  guaranty  of  payment  and  not of  collection,  and
Guarantor  WAIVES  any  right to  require  that any  action be  brought  against
Borrower or any other person or entity. Should Lender seek to enforce the obligations of any Guarantor by action in any court, Guarantor WAIVES any necessity, substantive or procedural, that a judgment previously be rendered against Borrower or any other person or entity or that Borrower or any other person or entity be joined in such cause or that a separate action be brought against Borrower or any other person or entity; the obligations of Guarantor hereunder are several from those of Borrower or any other person or entity (including any other surety for Borrower), and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to Lender at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder. Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower or any collateral security or rights of offset held by Lender for the payment of the Guaranteed Indebtedness until all of the Guaranteed Indebtedness is paid in full and all obligations (if any) of Lender to extend credit to Borrower in connection with the Loan Documents shall have terminated. This is a continuing guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith or hereafter made by Lender to Borrower shall be conclusively presumed to have been made in acceptance of an reliance on this Guaranty.

     Guarantor agrees that so long as all or any part of the Guaranteed Indebtedness remains unpaid: (a) Lender may determine in its sole discretion which Non-Exclusive Remedy or Non-Exclusive Remedies to pursue and Lender may pursue any one or more of the Non-Exclusive Remedies without prejudice to the right of Lender to pursue any other Non-Exclusive Remedy (including enforcement and collection of this Guaranty); (b) except as expressly provided herein or agreed to by Lender, the receipt of sums by Lender through pursuit of any one or more Non-Exclusive Remedy, and the rights of Lender under the Loan Documents are cumulative; (c) realization upon the collateral security or guaranties and the other obligations provided for in any Loan Documents and application of the proceeds thereof to reduce the Guaranteed Indebtedness shall not affect or impair Lender's right to seek enforcement of any other Loan Documents in accordance with their respective terms; and (d) Lender may apply any sums realized through pursuit of any Non-Exclusive Remedy toward payment of principal, interest and other expenses owing by Borrower, by Guarantor in such order or priority and manner as Lender may elect in its sole discretion.

     Guarantor represents and warrants to Lender that: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified and in good standing in each other jurisdiction in which the conduct of its business as presently conducted and to execute, deliver and perform this Guaranty; (b) this Guaranty has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms;
(c) the execution, delivery and performance of this Guaranty (i) do not and will not violate any Guarantor's articles of incorporation, certificate of incorporation, bylaws or any other restriction by which any Guarantor or any of its properties may be bound, (ii) do not and will not violate or conflict with any law, governmental rule or regulation or any judgment, writ, order, injunction, aware or decree of any court, arbitrator, administrative agency or other governmental authority applicable to any Guarantor or any indenture, mortgage, contract, agreement or other undertaking to which any Guarantor is a party or by which any Guarantor or any of its property may be bound or affected, and (iii) do not and will not require any consent of any other person or any consent, license, permit, authorization or other approval of, registration with, any giving of notice to or any exemption by, any court, arbitrator, administrative agency or other governmental authority; (d) there is no action, suit or proceeding pending or, to the knowledge of any Guarantor, threatened against or affecting any guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of any Guarantor; (e) Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments against the property of such

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

Guarantor  to the extent  that such taxes and  assessments  have  become due and payable; (f) Guarantor is not a party to any contract or agreement which materially and adversely affects the business, property or assets, or financial condition of such Guarantor; (g) all information supplied and statements made to Lender by or on behalf of any Guarantor prior to contemporaneously with or subsequent to the execution of this Guaranty are and shall be true, correct, complete, valid and genuine; (h) Guarantor is not in default with respect to any order, writ, injunction, decree of demand of any court or other governmental authority, or in the payment of any indebtedness for borrowed money or under the terms or provisions of any agreement or instrument evidencing or securing any such indebtedness; (i) the execution and delivery of this Guaranty to Lender will benefit directly or indirectly such Guarantor; (j) no representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender contains, or will contain, any untrue statement of material fact or omits, or will omit, to state a material fact necessary to make the statement contained herein or therein not misleading.

     Guarantor will not change its address, name or identity without notifying Lender of such change in writing at lest thirty (30) days prior to the effective date of such change.

     Upon Borrower's failure to pay the Guaranteed Indebtedness when due or any other default or event of default under any terms of the Loan Documents, then an event of default under this Guaranty shall have occurred and the holder or holders of the Guaranteed Indebtedness may, at its or their option, declare the unpaid balance of the Guaranteed Indebtedness, together with all interest then accrued thereon, to be immediately due and payable, and thereupon the Guaranteed Indebtedness shall immediately be due and payable without presentation, notice of protest, other notice of dishonor, notice of intent to accelerate, or notice of acceleration, all of which are hereby expressly WAIVED by each Guarantor.

     No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as waiver of such right, nor shall any single or partial exercise of any right, power or privilege bar any further ir subsequent exercise of the same or any other right, power or privilege.

     This Guaranty shall not be changed orally, but shall be changed only by agreement in writing signed by the person against whom enforcement of such change is sought.

     Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor or (except as otherwise expressly provided herein) by depositing the same in the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the address shown below or to such other address as the intended recipient may have specified in a prior written notice received by the sender (and if so given, shall be deemed given on the business day following the day on which such communication was mailed).

     The masculine and neuter genders used herein shall each include the masculine, feminine and neuter genders and the singular number used herein shall include the plural number. The words "person" and "entity" shall include individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof.

     This Guaranty shall be binding upon Guarantor, its receivers, successors and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Indebtedness, and each and every reference herein to "Lender" shall also include each and every successor or holder. Guarantor may not assign its obligations hereunder without the prior written consent of Lender.

     This Guaranty shall be governed and construed and interpreted in accordance with the laws of the United State of America and the State of Texas. The county in which Lender

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

has its principal place of business in Texas shall be the proper place of venue to enforce payment or performance of this Guaranty. Guarantor irrevocably agrees that any legal proceeding arising out of or in connection with this Guaranty shall be brought in the state district courts of the county in which Lender has its principal place of business in Texas, or in the United States District Court for the district in which such county is located.

     Notwithstanding anything to the contrary herein, with respect to any portion of the Guaranteed Indebtedness which is a "consumer credit obligation" (hereinafter called a "consumer credit obligation") as defined in 12 C.F.R. 227, Regulation AA, promulgated by the Federal Reserve Board (hereinafter called "Regulation AA"), this Guaranty shall construed so as to comply with Regulation AA. In the event any provision hereof, including, without limitation, any waiver provision, shall be found by either Lender or a court of competent jurisdiction to be in violation of Regulation AA, then such provision only shall automatically become a nullity as to such consumer credit obligation and shall have no further force and effect with respect thereto, without, however, rendering such provision unenforceable as to any portion of this Guaranty which is not a consumer credit obligation and without thereby rendering any other provision of this Guaranty unenforceable as to any of the Guaranteed Indebtedness or rendering this entire Guaranty unenforceable and without in any manner canceling, amending, discharging or limiting this Guaranty.

     If any other person or entity shall with respect to any o the Guaranteed Indebtedness at any time execute and deliver any guaranty, or any other agreement or document with substantially the same effect as a guaranty, or grant any collateral security, the obligations of each Guarantor hereunder shall be joint and several with the obligations of such other person or entity pursuant to such agreement or document and the agreement or document granting such collateral security.

     As used below, the following terms shall have the following meaning :

"Bade Indebtedness" means the indebtedness evidenced by that certain Term Renewal Note of even date herewith executed by Pharaoh Oil & Gas, Incorporated and payable to the order of Bank in the original principal sum of $1,000,000 as therein provided.

"Crockett County Deed of Trust" shall mean that certain

Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil and Gas ) dated June 5, 1995 from Gary O. Bolen d/b/a Badger Oil Company to Stephen H. Field, Trustee for the benefit of Texas Commerce Bank National Association ("TCB"), recorded in Volume 518, page 236, Official Public Records, Crockett County, Texas, as renewed, extended, amended and supplemented in that certain

First Renewal and Extension Agreement and Amendment and Supplement dated September 20, 1995 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 521, page 550, Official Public Records, Crockett County, Texas, as renewed, extended and amended in that certain

Second Renewal and Extension Agreement and Amendment dated December 19, 1995 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 527, page 95, Official Public Records, Crockett County, Texas,

As renewed, extended and amended in that certain

Third Renewal and Extension Agreement and Amendment dated March 4, 1996 between Gary O. Bolen d/b/a Badger Oil Company and TCB, recorded in Volume 527, page 97, Official Public Records, Crockett County, Texas,



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

as renewed, extended and amended in that certain

Fourth Renewal and Extension Agreement and Amendment dated May 31, 1996 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 530, page 643, Official Public Records, Crockett County, Texas, as amended in that certain

Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated February 18, 1997 from Gary O. Bolen, individually, and d/b/a Badger Oil Company and Pharaoh Oil & Gas Incorporated to David L. Mendez, Trustee for the benefit of TCB, recorded in Volume 541, page 524, Official Public Records, Crockett County, Texas, as renewed, extended and amended and supplemented in that certain

Fifth Renewal and Extension Agreement and Amendment and Supplement dated June 2, 1997 between Gary O. Bolen, individually and d/b/a Badger Oil Company, Pharaoh Oil & Gas Incorporated and TCB, recorded in Volume 548, page 130, Official Public Records, Crockett County,Texas, and, as renewed in Renewal and Extension Agreement of even date herewith ( the "1998 Renewal and Extension Agreement") between Chase Bank of Texas, National Association and GULFWEST TEXAS COMPANY.

"Crockett County Properties" shall mean the Mortgaged Properties situated in Crockett County, Texas referred to in the 1998 Renewal and Extension Agreement.

"Pledged Stock" shall mean the common stock of Gulfwest Permian Company and the common stock of Westco Oil Company that is pledged by Gulfwest Oil Company for the benefit of Bank in that certain Security Agreement-Pledge (the "Security Agreement")of even date herewith.

     Anything to the contrary herein notwithstanding, the Guaranty is limited in the following respects:

     (1) Pursuant to that certain Assumption Agreement of even date herewith, Bank, GulfWest Permian and GulfWest Texas, among other parties, have agreed to certain matters addressed therein. Included within the agreements made by Bank, GulfWest Permian and GulfWest Texas is the agreement of GulfWest Permian to assume the Bade Indebtedness upon the occurrence of certain conditions as described in the Assumption Agreement. Guarantor hereby agrees that in the event the Bade
          Indebtedness is assumed by GulfWest Permian, then the "Guaranteed Indebtedness", as defined herein, shall automatically be deemed to include the Bade Indebtedness, and Guarantor shall at that time execute such document(s) as Bank may reasonably require in order to evidence the fact that the Bade Indebtedness is to be included within the meaning of the term "Guaranteed Indebtedness" as defined herein.

     (2) Bank shall have personal recourse against Guarantor and the assets of Guarantor other than the Pledged Stock, only to the extent of
          $1,274,000; provided that at any time before the Guaranteed Indebtedness is paid in full, Guarantor shall have the right to be fully released from personal liability under this Guaranty upon Bank's receipt of the sum of $1,274,000 principal (plus all accrued interest thereon) in payment for the partial release by Bank under that certain Letter Agreement of even date herewith between the Bank, GulfWest Texas Company and GulfWest Permian Company of the properties covered by the Crockett County Deed of Trust described in Exhibit "D" to the Deed of Trust. Bank and Guarantor agree that in the event Borrower defaults under the Loan Documents prior to the release of

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

          the Crockett County Properties,  Bank shall have an election to either
          (a) demand payment from Guarantor under this Guaranty of the $1,274,000 in exchange for which Bank shall execute and deliver to Borrower a partial release covering the Crockett County Properties, or
          (b) initiate and conduct foreclosure proceedings on the Mortgaged Properties, (including without limitation, the Crockett County Properties) and the Pledged Stock; and

     (3) As to that portion of the Guaranteed Indebtedness in excess of $1,274,000, the Bank's recourse under this Limited Guaranty in the event of the Guarantor's refusal to pay shall be limited to foreclosure upon the Pledged Stock pursuant to the Security Agreement, and Bank shall have no further recourse against Guarantor hereunder.

         THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN
         THE PARTIES.

         THIS GUARANTY is executed as of March 20, 1998

                                         GUARANTOR:

                                         GULFWEST OIL COMPANY



16800 Dallas Parkway, Suite 250          By:
Dallas, Texas 75748                      Name:
                                         Title:


Lender's signature is provided as its acknowledgment of the above.

                                         LENDER:

                                         CHASE BANK TEXAS, NATIONAL ASSOCIATION



                                          By:
                                          Printed Name:
                                          Title:




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